Exhibit 99(i)

                          CERTIFICATION PURSUANT TO
                              18 U.S.C. ss.1350
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with  the  Quarterly  Report  of  Siam  Imports, Inc. (the
"Company")
on  Form  10-QSB  for  the  quarter ended  March 31, 2006  as  filed with  the
Securities   and  Exchange  Commission  on  the  date therein  specified   (the
"Report"),  I,   George Lowrance,  Chief  Executive  Officer  and  Principal
Accounting Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report  fairly  presents, in  all
material respects,  the financial condition and   results  of operations of the
Company.

                                     By:  /s/ George Lowrance
                                     ------------------------------------------
				     George Lowrance, Chief Executive Officer
                                      and Principal Accounting Officer

Dated: May 22, 2006